Exhibit 99.1

                               SEPARATION AGREEMENT, GENERAL RELEASE OF ALL CLAIMS
                                             AND COVENANT NOT TO SUE

        THIS SEPARATION  AGREEMENT,  GENERAL  RELEASE OF ALL CLAIMS AND COVENANT NOT TO SUE (this  "Agreement") is entered into as of the 18th day of November,  2002 by and among TROPICAL  SPORTSWEAR INT'L  CORPORATION and SAVANE
INTERNATIONAL CORP. (collectively "Company") and WILLIAM W. COMPTON ("Executive").

        In  consideration of the payments,  covenants and releases  described below, and in consideration of other good and valuable  consideration,  the receipt and  sufficiency of all of which are hereby  acknowledged,  Company and Executive  agree to  compromise,  settle and resolve all past and present  disputes and claims between them as follows:

1.     Resignation of Employment.

        Executive's  employment  with Company  terminated  with his  voluntary  resignation,  without Good Reason,
effective  as  of  November  18,  2002  (the   "Termination   Date").   Company  and  the  Executive  agree  that,
contemporaneously  with the signing of this Agreement,  Executive shall execute the letter of resignation attached hereto as Exhibit A, and both parties agree that the  Employee's  resignation  is not the result of a disagreement with the Company relating to the Company's operations,  policies or practices.  Executive  acknowledges and agrees that Company has met all of its  obligations  under any and all  agreements  governing his  employment  including, without limitation  obligations under that certain Employment  Agreement between Executive and Tropical Sportswear
Int'l Corporation dated April 15, 2002 (the "Employment Agreement").

        Executive  acknowledges and admits that, upon payment in full of the  consideration  described  herein, he will have been paid all wages,  salary,  bonus,  accrued benefits and other amounts due to him through the date of execution of this  Agreement.  The parties  agree that,  except for the  consideration  specifically  set forth in
Section 2  of this  Agreement,  Company  owes no  additional  amounts to Executive  for wages,  salary,  back pay, severance pay, bonuses,  deferred compensation,  accrued vacation,  benefits,  insurance, sick leave, other leave, or any other reason.

        Executive  further  acknowledges  and agrees that he has received  proper notice of his option to continue his medical and dental insurance pursuant to COBRA coverage  continuation  rules, of his obligation to make timely monthly  payments of his portion of the premiums to continue such coverage and of his  opportunity  and the proper procedures to convert his group life insurance to a personal policy.

        This  Agreement  is intended to and does settle and resolve all claims of whatever  nature that  Executive might have against  Company for any reason  whatsoever  as of the date of execution  of this  Agreement.  Finally, nothing in this Agreement  constitutes an admission or  acknowledgement  by either  Executive or Company as to any fact or element of any dispute between them.

2.     Consideration.

                (a)      In  consideration  of  Executive's  promises  and the  Release  and  Covenant  Not To Sue contained in this Agreement:

                (i)      Company will pay Executive FOUR MILLION ONE HUNDRED SIXTY THOUSAND  DOLLARS  ($4,160,000)
less the applicable  withholding  for taxes in the amount of ONE MILLION THREE HUNDRED FOUR THOUSAND EIGHT HUNDRED
FIFTY-FIVE  DOLLARS AND  FIFTY-FIVE  CENTS  ($1,304,855.55)  resulting  in a balance of TWO MILLION  NINE  HUNDRED
FORTY-SIX  THOUSAND  EIGHT HUNDRED  TWENTY-FOUR  DOLLARS AND FORTY-FIVE  CENTS  ($2,946,824.45)  (the  "Separation
Pay").  The  Separation  Pay shall be paid in one lump sum payment on the eighth (8th) day  immediately  following the date of Executive's  execution of this  Agreement,  and it shall be wired to the account of Executive to which
Company made its most recent  payroll  payment to Executive.  Company  agrees that it will not,  during the period prior to either the eighth (8th) day following  execution of this Agreement or the date of Executive's  revocation of this  Agreement,  whichever  occurs  earlier,  file a lawsuit  against  Executive for claims from which Company would be  releasing  Executive  pursuant  to  section  4 hereof in the  event  that  Executive  does  revoke  this
Agreement.  Executive  and Company  agree that the  Separation  Pay is a settlement  and  compromise of claims and alleged  claims between  Company and Executive,  including but not limited to any and all amounts that are, or are alleged to be, owed either by Executive to Company or by Company to Executive.

                (ii)     On the eighth (8th) day immediately  following the date of Executive's  execution of this
Agreement  or as soon  thereafter  as  practicable  or,  in the  case  of the  computers  as  soon as all  Company information has been removed  therefrom by Company  information  technology  personnel,  Company shall transfer to
Employee each of the assets  listed on Exhibit B to this  Agreement,  such  transfer to include  transfer of free, clear and unencumbered title to each asset.

                (iii)    Company will organize and pay for the expenses of a farewell  celebration  to acknowledge
Executive's  founding of Company and leading it to its  current  level of success and to  commemorate  Executive's retirement and departure from Company,  as such  celebration  shall be coordinated and approved by Company's Chief
Executive Officer after consultation with Executive.  Executive's wife shall be invited to said event.

                (iv)       Company will provide Cheri Zieman  severance  benefits in accordance  with that certain
Severance  Agreement by and among Company and Cheri Zieman dated as of even date  herewith,  provided she properly executes such  Severance  Agreement,  but in no event shall Ms. Zieman be eligible for severance  benefits of less than nine (9) months of Ms.  Zieman's base salary in effect as of the date of her  resignation of employment  with
Company,  plus the cost of COBRA health insurance  continuation premiums for the (18) months immediately following the  termination of Ms.  Zieman's  employment  with Company (or such shorter period as is allowed by COBRA and the
Severance  Agreement  entered into by Ms. Zieman with Company),  provided Ms. Zieman  properly  elects and remains eligible for COBRA  health  insurance  continuation.  Said  payment  shall be made to Ms.  Zieman in two (2) equal installments as provided in her Severance Agreement.

                (b) In  consideration  of  Executive's  promises and the Release and Covenant Not To Sue contained in this  Agreement,  Company  shall  not  require  payment  of the  applicable  premium  (as  defined  in  Section
4980B(f)(4) of the Internal Revenue Code of 1986, as amended (the "Code"),  by Executive  and/or his spouse,  Linn
Compton  ("Spouse")  for COBRA health care  continuation  coverage  elected by the  Executive  for himself and his
Spouse  under the group  health  plan  sponsored  by Company  for the  period  beginning  on the date  Executive's employment  with the Company is  terminated  and ending on the earlier of the date that  Executive  and/or  Spouse cease to be eligible for COBRA as set forth in Code Section 4980B (and the regulations  issued  thereunder) or the date that Executive  and/or his Spouse become  eligible for guaranteed  available  coverage  described  below.  An amount  equal to the  "applicable  premium"  for such COBRA  continuation  coverage  will be deemed to be "taxable compensation"  in accordance with the rules set forth in the Code and the regulations  issued  thereunder.  In the event that the  Executive and Spouse  divorce or legally  separate in accordance  with  applicable  state law, the
Company will require  Spouse to pay the applicable  premium for COBRA  continuation  coverage  resulting from such divorce  or legal  separation  beginning  with the date  that  such  divorce  decree  is  entered  or the date the
Executive and Spouse meet the applicable  requirements for legal  separation.  Thereafter,  in accordance with the terms of this  Agreement,  Company shall pay the required  premium for  guaranteed  available  coverage  issued to
Executive  and/or Spouse in  accordance  with Public  Health  Safety Act ("PHSA")  Section  2741(a) or (b) and the
regulations  issued  thereunder,  provided  that  (i) Executive  and his Spouse are eligible for such  coverage in accordance  with applicable  state law; (ii) Executive and his Spouse  properly  enroll for such guaranteed  issue coverage in accordance  with  applicable  requirements;  and (iii) for purposes of coverage for Spouse,  Executive and Spouse are neither  divorced or legally  separated at the time Spouse becomes  eligible for such coverage.  To the extent that either  Executive or Spouse are eligible for non- guaranteed  issue coverage,  without  imposition of a pre-existing  condition  exclusion or limitation,  the Company shall only pay the premium for  non-guaranteed issue  individual  coverage for the  individual  who is eligible for such coverage to the extent the total cost of such coverage is less expensive than the guaranteed  issue  coverage.  Company will pay the premium for individual coverage  issued in  accordance  with this  Agreement  for the  Executive  until the  earliest of his  sixty-fifth birthday,  the date Executive  ceases to be eligible for such  guaranteed  issue  coverage in accordance  with the terms of the policy or coverage,  or the date that  Executive  becomes  eligible  for other group health  coverage sponsored by another employer (covered either as an employee,  director,  consultant or other eligible  individual or as a dependent  of an  employee,  director,  consultant  or other  eligible  individual).  Company will pay the premium for  individual  coverage  issued in accordance  with this  Agreement for Spouse until the earliest of her sixty-fifth  birthday,  the date Spouse ceases to be eligible for such  coverage in  accordance  with the terms of the policy or  coverage,  the date that Spouse and  Executive  Divorce or legally  separate,  the date that Spouse becomes  eligible for coverage  under a group health plan  sponsored  by another  employer  (covered  either as an employee,  director,  consultant  or  other  eligible  individual  or as a  dependent  of an  employee,  director, consultant  or  other  eligible  individual),  or the  date  that  Spouse  remarries  following  the  death of the
Executive.  The cost of  individual  coverage  issued to Executive  and/or Spouse and paid for by Company shall be deemed by the Company to be taxable compensation in accordance with the rules and regulations of the Code.

                (c)      The  parties  acknowledge  and agree  that the  amounts  and  promises  herein  have been negotiated  and agreed upon  voluntarily  by both parties in resolution of disputed  actual and potential  claims, without any admission or  acknowledgement  by either Executive or Company as to any fact or element of any dispute or claim between them. The parties also  acknowledge  and agree that these amounts and promises  constitute  good, valuable  and  sufficient  consideration  for  Executive's  and  Company's  respective  covenants  and  agreements contained in this Agreement to which neither party was otherwise entitled.

                (d)      Executive  agrees  that  Company's  failure  to make  timely  payment  of any  amount due pursuant  to this  Section 2  shall not  constitute  a default or breach  unless and until  Company  has failed to tender  payment of such amount within five (5) business days after  receiving  written  notice from Executive that he has not received timely payment.

                (e)      Executive and Company  agree that  $4,586,487  of the  financial  consideration  provided hereunder will be included in Executive's W-2 for the year 2002.

3.    Release Of All Claims And Potential Claims Against Releasees and Covenant Not To Sue; Termination of Certain
      Other Rights.

                (a)      In consideration of the payments made to Executive by Company and the promises  contained in this Agreement,  Executive, on behalf of himself and his agents and successors in interest,  including, without limitation,  his heirs and personal  representatives,  hereby UNCONDITIONALLY RELEASES AND DISCHARGES Company, its successors,  subsidiaries  (including,  without limitation,  Savane  International  Corp.),  parent  corporations,
shareholders,  lenders,  advisors,  assigns,  affiliated  entities,  agents,  legal  representatives,   attorneys,
employees,  officers,  trustees and directors  (collectively the "Company  Releasees") from all disputes,  claims, liabilities,  demands and causes of action,  whether known or unknown,  fixed or  contingent,  that he may have or claim  to have  against  Company  or any of the  other  Company  Releasees  for  any  reason,  including,  without limitation,  any claims under the Employment Agreement, as of the date of execution of this Agreement,  and hereby
AGREES NOT TO FILE A LAWSUIT or other  legal  claim or charge to assert any claim,  liability,  demand or cause of action  against any of the Company  Releasees.  This Release and Covenant Not To Sue includes,  but is not limited to, claims for infliction of emotional  distress,  claims for defamation,  claims for personal injury of any kind, claims for breach of contract,  claims for  deprivation of employment  benefits,  claims for harassment and claims arising under federal,  state or local laws prohibiting  employment  discrimination  and claims growing out of any legal  restrictions  on  Company's  rights to terminate  its  employees  or to take any other  employment  action, whether statutory,  contractual or arising under common law or case law. Executive  specifically  acknowledges and agrees  that he is  releasing,  in  addition  to all other  claims,  any and all rights  under  federal  and state employment  laws including  without  limitation  the Age  Discrimination  in Employment  Act of 1967 ("ADEA"),  as
amended,  29 U.S.C.ss. 621, et seq., the Civil Rights Act of 1964 ("Title VII"), as amended (including  amendments made  through the Civil  Rights Act of 1991),  42 U.S.C.ss. 2000e,  et seq.,  42 U.S.C.ss. 1981,  as amended,  the
Americans With Disabilities Act ("ADA"), as amended,  42 U.S.C.ss. 12101, et seq., the Rehabilitation Act of 1973,
as amended,  29 U.S.C.ss. 701,  et seq.,  the  Executive  Retirement  Income  Security Act of 1974  ("ERISA"),  as
amended,  29 U.S.C.ss. 301, et seq., the Worker Adjustment and Retraining  Notification Act, 29 U.S.C.ss. 2101, et
seq.,  the Family and Medical Leave Act of 1993  ("FMLA"),  as amended,  29 U.S.C.ss. 2601 et seq., the Fair Labor
Standards Act ("FLSA"),  as amended, 29 U.S.C.ss. 201 et seq. the Executive  Polygraph  Protection Act of 1988, 29
U.S.C.ss. 2001,  et seq., the Texas Human Rights  Commission Act Art. 5221k et seq.; Title VIII of the Texas Human
Resources  Code  Annotated  121.001 et seq.;  the Deceptive  Trade  Practices Actss.17.41 et seq. Tex. Bus. & Com.
Code, all Florida Code  provisions,  Texas Code provisions,  Delaware Code  provisions,  all laws of other states, state and federal securities laws, and the state and federal workers' compensation laws.

                (b)      Other  than  with  respect  to  this  Agreement  and  other  than  with  respect  to  any indemnification  of Executive as provided in Section 9 of this Agreement,  Executive hereby  terminates all rights that  Executive  had under any  contracts,  agreements,  plans,  policies or other  benefits of any type or nature whatsoever,  whether  written or oral,  with Company or pursuant to law or the governing  instruments  of Company, including without  limitation,  the Employment  Agreement,  the Shareholders'  Agreement dated as of September 29,
1997, the Articles of  Incorporation  and Bylaws of Company.  Executive  also agrees to execute other  instruments and documents necessary to evidence the termination of such rights.

         4.   Company's Release of Executive and Covenant Not to Sue.

                (a)      In  consideration  of Executive's  promises  contained in this  Agreement,  and except as otherwise  provided  in this  Section 4,  Company,  on behalf of itself  and its  respective  successors,  assigns subsidiaries,  parent  corporations  and  affiliated  entities,  hereby  UNCONDITIONALLY  RELEASES AND  DISCHARGES
Executive,  his agents,  and his  successors in interest  including,  without  limitation,  his heirs and personal representatives  (collectively,  the "Executive Releasees") from all disputes,  claims,  liabilities,  demands and causes of action,  whether  fixed or  contingent,  that they may have or claim to have against  Executive  for any reason,  based upon facts  actually known to the Board of Directors of Company as of the time of execution of this
Agreement,  except as set forth  below,  and hereby  AGREE NOT TO FILE A LAWSUIT or other legal claim or charge to assert any such dispute,  claim,  liability,  demand or cause of action  against  Executive.  Notwithstanding  the foregoing,  Company  and the other  persons and  entities  listed  above  expressly  do not release and  discharge
Executive from (i) actions,  causes of action,  claims or demands for any damage,  loss or injury that any of them may have,  may have had or purport to have,  whether known or unknown,  which arise from his violation of any law, criminal or civil,  by any act or omission,  other than to the extent (and only to the extent) that such violation arises from the facts  specifically  described or identified in either the Report to Audit  Committee  prepared by
N. Larry  McPherson  or the Ernst & Young LLP report  prepared for Alston & Bird LLP,  copies of which  previously have been given to Executive  and his counsel and (ii) any  liability  Executive  may have to any of the Releasees or a third party for  contribution,  indemnification  or otherwise  because a Releasee is liable to another person or entity as the result of any act or omission of  Executive,  regardless  of whether such  violation  arises from the facts  specifically  described  or  identified  in either the Report to Audit  Committee  prepared by N. Larry
McPherson or the Ernst & Young LLP report prepared for Alston & Bird LLP.

                (b)      In the event that  Executive  files a lawsuit  or other  legal  proceeding,  or asserts a legal claim or charge against  Company or any of the Company  Releasees,  for any reason  whatsoever,  at any time after the date of  execution  of this  Agreement,  the release of  Executive  and  covenant  not to sue  Executive contained in Subsection 4(a) of this Agreement is automatically  rescinded,  and Company or the Company  Releasees may file a lawsuit or other legal  proceeding  against  Executive  or assert any  defense,  counterclaim  or cross claim against  Executive.  Executive  further agrees that the statute of  limitations  for all claims or causes of action,  whether  or not  released  in  Subsection  4(a) of this  Agreement,  is  hereby  tolled as of the date of execution of this Agreement,  and that Executive will waive and hereby agrees to waive, if necessary,  any and all statute of  limitations  defenses that could  preclude any such action or legal  proceeding  brought by Company or the Releasees.

         5.   Executive Cooperation.

        In consideration of the  above-described  payments and in addition to the consulting  services required by
Section 9(c) of this Agreement,  Executive  agrees,  that, at all times after the execution of this Agreement,  he will cooperate with and assist Company by providing  information  relevant to matters as to which Executive gained knowledge while employed by Company and/or its  predecessors  and that, upon  reasonable  notice from Company,  he will meet with Company's attorneys and other representatives,  appear at hearings,  depositions,  trials and other proceedings  relating to such  matters.  Company  shall  reimburse  Executive  for all  reasonable  and  necessary out-of-pocket expenses necessitated by his cooperation hereunder.

         6.   Return of Materials; Transfer of Title.

        As soon as reasonably  practicable,  but in no event later than the close of business on the seventh (7th)
day  following  the date of execution of this  Agreement,  Executive  agrees to return all  documents,  materials, equipment, keys, customer contact information,  other customer-related  information,  sales information,  computer data and other material and information  relating to Company,  any of the Company Releasees or Company's  business and not to retain or provide to anyone else any copies thereof.  By executing this Agreement,  Executive  warrants and agrees that he already has  returned  all such  information  and  material  to  Company.  Notwithstanding  the foregoing,  Company  will  transfer,  on the  eighth  (8th)  day  immediately  following  the date of  Executive's execution of this Agreement,  to Executive free, clear and unencumbered  title to those items of personal property listed on Exhibit B hereto and agrees to execute  such bills of sale,  motor  vehicle  titles,  and other good and sufficient  instruments  and documents of conveyance and transfer  necessary to transfer title to such assets.  In addition,  Executive is free to keep and remove those personal effects of Executive  located in his current office and listed on Exhibit D to this  Agreement at any time during the  transition  period  ending six (6) months after the  execution  of this  Agreement,  to the  extent  Company  and  Executive  agree  that the  items on  Exhibit D constitute personal effects.

       7.       Nondisparagement.

                (a)      In  consideration  of the  above-described  payments and  promises,  and as a significant inducement  to Company to make such payments and promises,  Executive  agrees and covenants  that he will not make any derogatory or disparaging  statements  regarding Company,  Company's  executives (whether or not they continue to be employed by Company) or any of the other Company Releasees,  or any of their respective  business practices, products  or  employment  practices  other than  truthful  statements  made  pursuant to or in  connection  with a judicial  and/or  quasi-judicial  proceeding and Executive  further agrees that any such  statements  that he does make will  substantially  reiterate the  information  contained in the press release issued by Company on November
18, 2002 regarding  Executive's  departure from Company and will  demonstrate  his continuing  support for Company and its  management  and will stress that  Executive  believes  that Company and its  management  treated him very fairly and  appropriately  in connection  with his departure  from Company.  Executive  agrees that if he breaches this  covenant,  he shall pay to Company Two Million  Dollars  ($2,000,000)  in  liquidated  damages for each such breach.  Executive  acknowledges  and agrees that damages for such breach are virtually  impossible to measure and that this  liquidated  damages  amount is not a penalty,  but is a reasonable  estimate of potential  damages that
Company would suffer from such  disparagement and the loss of a significant  portion of the benefit of its bargain in making this Agreement.

                (b)      In  consideration  of  Executive's  promises  and the  Release  and  Covenant  Not To Sue contained  in this  Agreement,  Company  will make  commercially  reasonable  best efforts to prevent the Board of
Directors of Company,  and N. Larry McPherson,  Chief Financial Officer of Company,  from making any derogatory or disparaging  statements  regarding Executive or Executive's business practices other than truthful statements made pursuant to or in connection with a judicial and/or  quasi-judicial  proceeding,  subject to the public disclosure obligations pursuant to Section 18 of this Agreement.

       8.       Nondisclosure, Noncompetition and Nonsolicitation.

       Executive  agrees that  during his  employment  with  Company,  Executive  acted in a position of trust and responsibility and had access to a substantial  amount of "Confidential  Information" and "Trade Secrets" (as such terms are  defined  below).  The  parties  further  agree that  Company has a  legitimate  interest in  adequately protecting the  Confidential  Information and Trade Secrets of Company,  as well as Company's  relationships  with customers and the goodwill of Company,  and acknowledge that Executive is capable of obtaining gainful,  lucrative and desirable  employment  that does not violate the  restrictions  contained in this Agreement.  Accordingly,  in consideration  of the  compensation  and benefits  being paid or afforded and to be paid or afforded by Company to
Executive hereunder, including but not limited to the Separation Pay, Executive agrees as follows:

       (a)    Protection of Trade Secrets and  Confidential  Information.  Executive  hereby agrees that Executive shall not,  directly or indirectly,  for a period of five (5) years after the date of execution of this Agreement, reveal,  divulge,  or disclose to any person or entity not expressly  authorized  by the Company any  Confidential
Information,  and Executive  shall not,  directly or indirectly,  for a period of five (5) years after the date of execution of this  Agreement,  use or make use of any  Confidential  Information  in connection  with any business activity  other than on behalf of  Company.  Executive  further  agrees that at all times after the date that this
Agreement  is  executed,  Executive  shall not  directly or  indirectly  transmit or disclose  any Trade Secret of
Company to any person or entity,  and shall not make use of any such Trade  Secret,  directly or  indirectly,  for himself or for  others,  without the prior  written  consent of Company.  The parties  acknowledge  and agree that this Agreement is not intended to, and does not, alter either  Company's rights or Executive's  obligations  under any state or federal statutory or common law regarding trade secrets and unfair trade practices.

              As used herein,  "Confidential  Information"  means,  with respect to Company or any  subsidiary  of
Company,  all  information  regarding  Company,  its  activities,  business  or  clients  that is the  subject  of reasonable efforts by Company to maintain its  confidentiality  and that is not generally disclosed by practice or authority  to  persons  not  employed  by  Company,  but  that  does  not  rise to the  level  of a Trade  Secret.
"Confidential  Information" shall include, but is not limited to, financial plans and data concerning the Company;
management  planning  information;  business  plans;  operational  methods;  market  studies;  marketing  plans or strategies;  product development  techniques or plans; customer lists; details of customer contracts;  current and anticipated  customer  requirements;  past,  current and planned  research and development;  business  acquisition plans; and new personnel  acquisition plans.  "Confidential  Information"  shall not include  information that has become  generally  available  to the  public  by the act of one who has the  right to  disclose  such  information without  violating  any right or privilege of the  Company.  This  definition  shall not limit any  definition  of
"confidential  information"  or any equivalent  term under state or federal law. As used herein,  "Trade  Secrets"
means all information,  without regard to form,  including,  but not limited to, technical or nontechnical data, a formula, a pattern, a compilation,  a program,  a device, a method, a technique,  a drawing, a process,  financial data, financial plans, product plans,  distribution lists or a list of actual or potential customers,  advertisers or  suppliers  which is not  commonly  known by or  available  to the public and which  information:  (A)  derives economic value,  actual or potential,  from not being generally known to, and not being readily  ascertainable  by proper means by, other persons who can obtain  economic  value from its  disclosure or use; and (B) is the subject of efforts that are reasonable under the  circumstances  to maintain its secrecy.  Without limiting the foregoing,
Trade Secret means any item of confidential  information  that  constitutes a "trade  secret(s)"  under the common law or statutory law of the State of Florida.

       (b)    Non-Competition.

              (i)   Executive  agrees  that,  for a period of thirty (30) months  after the date of  execution  of this Agreement,  Executive will not directly or indirectly,  on his own or in combination with any other person or entity,  (1) purchase or  otherwise  hold a financial  interest  in, as a partner,  shareholder  or  otherwise,  a
Competing Business (as such term is defined below);  provided;  however, that Executive will not be deemed to have a financial  interest in any  Competing  Business so long as  Executive  owns less than five  percent  (5%) of any class of securities  of such publicly  traded or privately  held  company);  (2) start or otherwise be involved in the commencement of the operations of a Competing  Business;  (3) serve as President or Chief Executive Officer of a Competing  Business;  or (4) be involved in, whether or not for  compensation and whether or not as an employee, the  day-to-day  operations  of a  Competing  Business.  As used  herein,  "Competing  Business"  shall  mean  any business,  whether  privately  held or  publicly  traded,  that is  engaged in the  merchandising,  manufacturing, distribution or marketing of casual and  dress-casual  pants,  shorts,  denim jeans, and woven and knit shirts for men,  women,  boys and girls within the  territory  consisting of The United  States of America,  Mexico,  Europe,
Australia, Canada and New Zealand.

              (ii)  Executive agrees that, for the period beginning on the date of execution of this Agreement and ending six (6) months after the date of execution of this Agreement, he will be engaged in an exclusive consulting relationship  with Company,  will  devote all of  his business  time to Company in such capacity, and will have no affiliation whatsoever with or engage in (a) a Competing Business or (b) any other business or activity that could interfere with his  ability  to devote all of his business time and effort to the performance of his duties in his
consulting  relationship with  Company.   Nothing  in Section 8  shall preclude or otherwise  limit Executive from continuing to serve on the AAFU and BYU Boards which he served on as of the date of execution of this Agreement.

              (iii) Company agrees that, on the date beginning the seventh (7th) month after the date of execution of this Agreement,  Executive  may be  affiliated  with  a Competing Business as an outside member of the board of directors (or similar governing body of a non-corporate  entity);  provided,  however,  that while serving in such capacity, Executive will only  perform  duties  generally  performed  by an outside member of a board of directors.
Executive  acknowledges and  agrees  that the restrictions contained in this subparagraph are in addition to,  and shall in no way limit,  the restrictions  contained in subparagraphs 8(b)(i), 8(c) or 8(d), or any other provision of this Agreement.

              (iv)  Company  agrees that, on the date  beginning the  twenty-fifth  (25th) month after the date of execution of this Agreement,  Executive may be affiliated with a Competing  Business as an independent  contractor consultant;  provided,  however, that while serving in such capacity,  Executive will only perform duties relating to the overall strategy of Company.  Executive  acknowledges  and agrees that the  restrictions  contained in this subparagraph are in addition to, and shall in no way limit, the restrictions  contained in subparagraphs  8(b)(i),
8(c) or 8(d), or any other provision of this Agreement.

       (c)    Non-Solicitation  of Customers.  Executive  agrees that for a period of thirty (30) months after the date of  execution of this  Agreement,  Executive  shall not solicit or attempt to solicit or otherwise  interfere with Company's  relationship with, for the purpose of engaging in the merchandising,  manufacturing,  distribution or marketing of casual and  dress-casual  pants,  shorts,  denim jeans,  and woven and knit shirts for men, women, boys and girls,  any customer or client of Company with whom Executive had material  contact during his employment with Company,  and who was a customer or client of Company or any of its  controlled  affiliates as of the date of
Executive's resignation from employment with Company.

       (d)    Non-Solicitation  of Employees.  Executive  agrees that for a period of thirty (30) months after the date of execution of this Agreement,  Executive shall not employ,  recruit or assist any other person or entity in the recruiting or hiring of any person who was employed by Company or any of its  controlled  affiliates as of the date of Executive's  resignation  from  employment  with Company,  or induce any such person to accept  employment other than with Company or its subsidiaries.

         (e)      Severability,  Injunction  and  Attorney's  Fees.  Executive  acknowledges  and agrees  that the non-disclosure,  non-competition,  and non-solicitation covenants contained in this Section are a reasonable means of protecting  Company from unfair  competition  by Executive.  The parties  hereto agree that if any provision of this  Section 8 is held to be illegal,  invalid or  unenforceable  under any present or future law, such provision shall be modified to the minimum  extent  necessary  to render it  enforceable  and retain as much of its original scope as possible.  Notwithstanding  anything  else in this  Agreement,  if Executive  challenges  the validity or enforceability  of any provision of this Section 8 or seeks to revoke,  rescind or annul any such  provision,  the
Executive  first shall,  and as an essential  precondition,  refund the Two Million  Dollars  ($2,000,000)  of the
Separation  Pay  heretofore  paid to him  pursuant to  Section 2(a)  above and all  payments  already  made to him pursuant to  Section 2(b)  above.  Executive  agrees that any breach of these covenants or promises will leave the
Company  with no  adequate  remedy at law and will cause the  Company  to suffer  irreparable  damage and  injury.
Executive  further  agrees that any breach of these  covenants and promises will entitle the Company to injunctive relief in any court of competent  jurisdiction.  Such  injunctive  relief shall be in addition to any damages that may be  recoverable  by the Company as a result of any breach.  Executive also agrees that he shall be responsible for all damages  incurred by Company due to any breach of the  restrictive  covenants  contained in this Agreement and that Company  shall be entitled to have  Executive  pay all costs and  attorneys'  fees incurred by Company in enforcing the restrictive covenants contained in this Agreement.

        (f)     Extension of Time.  In the event that  Executive  shall be in  violation  of any of the  covenants contained  in this  Section  8, then each time  limitation  set forth in this  Section 8 shall be  extended  for a period of time equal to the period of time during which such violation or violations occur.

       9.       Resignation from Employment and Boards; Consulting Services.

                (a)      Executive hereby resigns from all positions,  whether as employee,  officer,  director or otherwise,  he holds with  Company  or any  subsidiary  or  affiliate  of  Company.  Executive  agrees to take all actions,  and execute all documents,  requested by Company to formalize,  effect or execute  resignations from all such positions,  including,  without limitation, the Board of Directors of Company and the Boards of Directors (or
similar bodies of non-corporate  entities) of all  subsidiaries  and affiliates of Company;  provided that Company hereby expressly agrees that all rights to  indemnification  and all limitations on liability existing in favor of
Executive  as provided in  Company's  and its  subsidiaries'  respective  articles of  incorporation,  bylaws,  or similar  governing  instruments  or any  indemnity  agreement  with  Executive as in effect as of the date of this
Agreement  with respect to matters  occurring  prior to the date of this Agreement  shall survive the  Executive's resignation  and shall  continue  in full  force  and  effect,  and shall be  honored  by such  entities  or their respective  successors as if they were the indemnifying party thereunder,  without any amendment thereto.  Nothing in this Agreement in any way restricts, limits or expands Executive's indemnification rights.

                (b)      Executive hereby  permanently  relinquishes his nomination  rights  authorized by Section
4.2 of Tropical Sportswear Int'l Corporation's Articles of Incorporation.

                (c)      Notwithstanding  the  foregoing,  in  consideration  of the payments made to Executive by
Company  and the  promises  contained  in this  Agreement,  Executive  agrees  to  serve  Company  as a  strategic consultant  as follows:  during the six (6) month  period  following  execution of this  Agreement,  to the extent reasonably  requested by Company,  Executive agrees to make available his services to perform consulting  services in connection with and to facilitate the transition of management,  and to perform strategic  consulting  services in connection  with Company's  business  including,  without  limitation,  making  telephone calls to and personal trips to Company's customers,  suppliers,  securities analysts,  investment bankers, news reporters,  shareholders and other  persons or entities  with whom  Company  has a business  relationship.  In  performing  the  consulting services  to Company  pursuant  to this  paragraph  (c) and in all other  communications  (written or oral) of any nature whatsoever (whether  "business" or "personal" or otherwise),  Executive shall comply with the provisions of
Section 7(a) of this Agreement.  Executive agrees that,  without the prior consent of the Chief Executive  Officer of Company,  his designee or successor in such position,  he will not (i) visit Company's facilities or (ii) speak with  Company  employees or  independent  contractors,  members of the Board of Directors of Company,  or current, former or potential  customers  of or suppliers to Company or others with whom Company has business  relationship;
provided,  however,  that nothing  contained in the foregoing  sentence shall  prohibit or prevent  Executive from speaking  with any of his  family  members  or any member of his  church  who are also  employees  or  independent contractors of Company,  regarding  matters wholly  unrelated to the business of Company,  Executive's  employment with Company or the Executive's  resignation from Company.  Executive  acknowledges and agrees that he will act as an independent  contractor in the  performance  of his consulting  services to Company and that he is not entitled to any  benefits  from  Company  except as  expressly  provided  herein.  During  the  period  of this  consulting arrangement,  at  Company's  cost and  expense  Company  shall  provide  Executive  with  furnished  office  space
(including  utilities and telephone  service),  reasonably similar to the personal office space currently occupied by Executive  and his  administrative  assistant,  in a location  reasonably  acceptable to Executive and Company.
Prior to the  availability  of such office space and a  reasonable  time for Employee to move to such office space with  Company's  assistance,  Company  shall  provide  Executive  with the  uninterrupted  use of the office space currently  occupied by Executive,  including  allowing  Executive to have an  administrative  assistant located in such space.  In addition,  Company shall be responsible  for all reasonable and necessary  business  expenses that have been approved in writing prior to their  incurrence  during the  transition  period  beginning on the date of execution of this  Agreement  and ending six (6) months after the execution of this  Agreement,  including but not limited to, telephone service, stationery, and other office supplies.

       10.      Acknowledgment.

        Company  hereby  advises  Executive  to  consult  with an  attorney  prior to  executing  this  Agreement.
Executive  expressly  acknowledges  and agrees that he has read this  Agreement  carefully,  that he has had ample time and  opportunity  to consult with,  and, in fact,  has consulted  with, an attorney and other advisors of his choosing  concerning  his execution of this  Agreement,  that Company has advised him, and hereby does advise him, of his  opportunity to consult an attorney or other advisor and has not in any way  discouraged him from doing so, and that he has, in fact,  been  represented  by an attorney  throughout  the  negotiation  and  execution of this
Agreement.  Executive  further agrees that he fully  understands that the Agreement is final and binding,  that it contains a release of potentially  valuable claims,  and that the only promises or  representations  he has relied upon in  signing  this  Agreement  are those  specifically  contained  in the  Agreement  itself.  Executive  also acknowledges  and  agrees  that he has been  offered,  and hereby is  offered,  at least  twenty-one  (21) days to consider this Agreement  before signing and that he is signing this  Agreement  voluntarily,  with the full intent of releasing Company from all claims.

       11.      Effective Date and Revocation.

        This Agreement  shall become  effective and enforceable at twelve o'clock (12:00) noon on the eighth (8th)
day  immediately  following  the date of execution of this  Agreement  and the parties  agree that  Executive  may revoke the  Agreement  at will prior to that time by giving  written  notice of the  revocation  to Company.  Such notice must be delivered to Stephen A. Opler,  Esquire,  Alston & Bird, LLP, 1201 West Peachtree Street,  Atlanta,
Georgia 30309-3424 and must be received by him at or before the  above-mentioned  eighth-day  deadline.  Executive agrees that, if he revokes the Agreement  prior to that time,  contemporaneous  with and as a precondition  to any revocation,  he will return to Company  any portion of the  $4,160,000  in cash  payments  paid to or on behalf of
Executive by Company prior to the eighth day following the execution this  Agreement,  including all taxes paid on his  behalf  and all other  property  or cash  paid to or on  behalf of  Executive  by  Company  pursuant  to this
Agreement  prior to such  eighth-day  deadline.  The Agreement may not be revoked after that time.  Executive also agrees that if he ever attempts to rescind,  revoke or annul this Agreement after the seven-day  revocation period or if he attempts at any time to make,  assert or prosecute  any claim(s)  covered by the Release and Covenant Not
To Sue  contained  in  Section 3  above,  except  solely a claim  under  the  ADEA,  he will,  prior to  filing or instituting  such claim(s),  return to Company the gross amount of any all payments already paid by the Company to or on behalf of him  (including  taxes paid on his  behalf)  under this  Agreement,  plus  interest at the highest legal rate,  and, if Company  prevails in  defending  the  enforceability  of any portion of the  Agreement  or in defending  itself  against any such claim brought by Executive,  he will pay Company's  attorney's  fees and costs incurred in defending  itself  against the  claim(s)  and/or the  attempted  revocation,  recission or  annulment.
Nothing in this  Agreement  shall limit  Company's  rights to seek and obtain  other  remedies  for breach of this
Agreement.

       12.      Governing Law.

        This  Agreement  shall be governed by and construed in  accordance  with the laws of the State of Florida, without  giving  effect to the  conflict of laws  principles  thereof.  Other than as provided in Section 21 below regarding  arbitration,  any legal action regarding this Agreement or the provisions  hereof shall be brought in a court of competent jurisdiction in or including Hillsborough County, Florida.

       13.      Notices.

        Executive  agrees to keep Company  informed of all address changes by written notice sent to Company.  All notices sent to Executive by Company  pursuant to this Agreement  shall be sent to his address set forth below his signature to this Agreement or such other address provided by Executive  pursuant to the preceding  sentence.  All notices sent to Company  pursuant to this Agreement shall be sent to Company's  headquarters,  which currently are located at 4902 W. Waters Avenue,  Tampa,  Florida  33634-1302 and addressed to both Company's General Counsel and its Chief Executive Officer.  All such notices shall be deemed to have been received:  (a) in the case of personal delivery or if sent by facsimile,  graphic scanning or other telegraphic  communications equipment, on the date of such  delivery,  (b) in  the case of  mailing,  on the  third  business  day  following  such  mailing  if sent by registered or certified mail, return receipt requested,  postage prepaid, and if sent otherwise,  upon receipt, or
(c) in the case of delivery by a courier or overnight  delivery service,  on the date of confirmation of delivery, except notices of change of address which shall only be effective upon receipt.

       14.      Captions and Paragraph Headings.

       Captions  and  paragraph  headings  used  herein  are  for  convenience  only  and  are  not a part of this
Separation Agreement and shall not be used in construing it.

       15.      Successors and Assigns.

       This Agreement  shall be binding upon,  inure to the benefit of and be enforceable by Executive's  personal or legal representatives,  executors,  administrators,  successors,  heirs,  distributees,  devisees and legatees.
This  Agreement  shall also be binding  upon,  inure to the benefit of and be  enforceable  by any successor to or assign  of  Company  by  reason  of any  merger,  consolidation  or  sale  of  substantially  all  of its  assets, dissolution,  debt  foreclosure  or other  reorganization  of  Company.  This  Agreement  may not be  assigned  by
Executive.

        16.     Entire Agreement.

        The parties agree that this  document is their entire  Agreement  regarding  employment,  separation  from employment and Executive's and Company's  release of claims.  This Agreement  expressly  supersedes the Employment
Agreement.  The parties  agree that this  Agreement  may not be modified  except by a written  document  signed by both parties expressly stating that it is intended as an amendment.

       17.      Executive's Legal Fees and Expenses.

        Company  agrees to pay the  reasonable  fees and expenses of Fowler  White Boggs  Banker,  P.A.,  as legal counsel to Executive,  actually  incurred in connection  with the negotiation  and  clarification  of the terms of this  Agreement,  on an hourly  billing basis  consistent  with the regular  hourly rates charged by the attorneys working on such matter  through the date of execution of this  Agreement,  which amount is  anticipated to be less than  $175,000,  plus  such  fees and  expenses  incurred  subsequent  to the  date of  execution,  to the  extent reasonably  related to  clarifying  and  finalizing  said terms  through no later than  December 1, 2002.  Company shall not pay or  otherwise  be liable for the fees of any other  counsel to  Executive  in  connection  with work performed  through the date of execution of this Agreement  relating to this Agreement,  the Employment  Agreement or otherwise.

       18.      Public Disclosure.

                Prior to the public  dissemination  thereof,  Company shall consult with  Executive as to the form and  substance of any press  release or other  public  disclosure  materially  related to  Executive's  departure;
provided,  that  nothing in this  Section 18 shall be deemed to  prohibit  Company or  Executive  from  making any subsequent  truthful  disclosure which its or his outside counsel deems necessary or advisable in order to satisfy its or his disclosure  obligations  imposed by law, in connection with any requirement of any securities  exchange or automated  quotations  system,  in connection  with any offering of securities by Company or in connection with any potential  sale of a substantial  portion of the assets or securities of Company  (whether by asset  purchase, stock purchase, merger or otherwise).

       19.      Actions Against Certain Employees.

       Company  agrees that it will not demote,  discharge  or reduce the base salary of any of the  employees  of
Company listed on Exhibit C solely as a result of their relationship with Executive.

       20.      Standstill Agreement; Shareholder Matters.

       (a)    In  consideration  of the payments  made to Executive by Company and the promises  contained in this
Agreement,  Executive,  on behalf of  himself  and his agents  and  successors  in  interest,  including,  without limitation,  his heirs and  personal  representatives,  for a period of thirty  (30)  months from the date of this
Agreement,  shall not in any  manner,  directly  or  indirectly,  (i) effect or seek,  offer or  propose  (whether publicly or otherwise) to effect,  or cause or  participate  in or in any way assist any other person to effect or seek,  offer or propose  (whether  publicly or otherwise) to effect or participate  in, (A) any acquisition of any securities  (or  beneficial  ownership  thereof) or assets of the Company or any of its  subsidiaries  (other than acquisition of shares of Company  Common Stock  pursuant to the exercise of stock options  outstanding on the date hereof),  (B) any tender or exchange offer, merger or other business  combination  involving the Company or any of its  subsidiaries,  (C) any  recapitalization,  restructuring,  liquidation,  dissolution  or other  extraordinary transaction with respect to the Company or any of its  subsidiaries,  or (D) any  "solicitation"  of "proxies" (as such terms are used in the proxy rules of the Securities  and Exchange  Commission) or consents to vote any voting securities  of the Company,  (ii) form,  join or in any way  participate  in a "group" (as defined  under the 1934
Act),  (iii)  otherwise  act,  alone or in concert with others,  to seek to control or influence  the  management,
Board of  Directors  or  policies  of the  Company,  (iv) take any action  which might force the Company to make a public  announcement  regarding  any of the  types of  matters  set  forth in (i)  above,  or (v)  enter  into any discussions  or  arrangements  with any third party with respect to any of the  foregoing.  Executive  also agrees that during such period he shall not request  the  Company (or its  directors,  officers,  employees,  advisors or agents),  directly or indirectly,  to amend or waive any provision of this paragraph  (including  this  sentence).
The foregoing  notwithstanding,  nothing  contained  herein shall be interpreted  or deemed to prohibit  Executive from selling his Company stock or from engaging in hedging or borrowing  transactions  with respect to his Company stock, so long as such  transactions are consummated  through  transactions with brokerage houses or banks, and in the case of sales the ultimate  purchasers  are not solicited or identified  by Executive.  Additionally,  nothing contained  herein shall prohibit  Executive  from tendering his Company stock in any tender offer which  Executive has not solicited or otherwise aided, or from participating in any merger,  share exchange,  recapitalization,  or other similar  transaction,  whether or not deemed hostile by the management of the Company,  so long as Executive has not solicited or otherwise assisted such transaction.

       (b)    For so long as Executive owns of record or beneficially  any shares of the voting  securities of the
Company,  at every meeting of the  shareholders  of the Company called,  and at every  adjournment or postponement thereof,  and on every  action or approval by written  consent of the  shareholders  of Company,  Executive  shall appear at the  meeting  or  otherwise  cause all of the  voting  securities  owned of  record or  beneficially  by
Executive  to be present  thereat for  purposes of  establishing  a quorum and to vote on each matter duly brought before the meeting or presented  in any consent  action in the same  proportion  as the other votes on such matter are cast. The foregoing  notwithstanding,  in the event Company  proposes a going-private  transaction,  Executive shall be permitted freely to vote his shares as he deems  appropriate,  and to state fully his views regarding the proposed transaction.

       21.    Agreement to Arbitrate Certain Claims.

Any dispute or claim arising out of or relating to Executive's any provision of this  Agreement,  whether based in contract or otherwise,  including  any dispute  regarding the  arbitrability  of a dispute,  shall be submitted to binding  arbitration  before a panel of  arbitrators  in  accordance  with the  terms of this  Section;  provided, however,  that Company may pursue  injunctive  remedies in a court of law for alleged  violations of the covenants set forth in Sections 7 and 8 of this  Agreement.  This  Agreement  and any  arbitration  shall be governed by the
Federal  Arbitration  Act and any award entered in any such  arbitration  may be submitted to a court of competent jurisdiction  and such court may confirm  the award and enter  judgment  thereon as a judgment  of the court.  Any arbitration  hereunder shall be conducted by a panel of three (3) arbitrators,  one of which shall be appointed by each party and the third shall be selected by the two party  arbitrators.  Such an  arbitration  may be  initiated by either party at any time by giving the other party  written  notice  pursuant to the Notice  provisions of this
Agreement set forth in  Section 13,  which notice shall  describe the nature of the dispute to be arbitrated  (the
"Notice").  Within  ten (10)  business  days of the  delivery  of such  Notice,  each  party  shall:  appoint  one arbitrator;  provide  such  arbitrator  with a copy of this  Agreement  and the Notice;  obtain such  arbitrator's written  agreement to serve as an  arbitrator of the dispute in  accordance  with its terms;  and notify the other party,  pursuant to the Notice  provisions of this  Agreement at Section 13,  of the identity of such  arbitrator.
Within  ten  (10)   business  days  of  the   appointment   of  the  delivery  of  such  notice   regarding   both
party-arbitrators,  the two party  arbitrators  shall appoint the third,  neutral  arbitrator,  provide him or her with a copy of this  Agreement  and of the Notice.  The neutral  arbitrator  shall not be employed by either party or any entity  affiliated  with either  party,  shall be duly  licensed  to practice  law in the state of Florida, shall have at least  fifteen (15) years of experience as a litigator,  shall have a  Martindale-Hubbell  rating of
AV and shall  provide to the party  arbitrators  a written  agreement to serve as an arbitrator of the dispute and the  compensation to be paid to the neutral  arbitrator for such service.  Within ten (10) business days after the appointment  of the neutral  arbitrator,  each party and its counsel shall meet with the three (3)  arbitrators to propose and, if possible,  agree on the procedures to be followed  during,  and the schedule for, the arbitration.
Matters to be  determined  during the meeting  shall  include  (but are not  necessarily  limited to): the date of initiation,  permissible  methods,  and duration of discovery;  time and length of pre-hearing briefs; the time of the  arbitration  hearing and  procedures to be followed  therein;  and the time by which the final arbitral award must be issued by the arbitral  panel.  To the extent that the parties do not reach  agreement  on any  procedural or scheduling  matters,  including  those described  above, at such meeting,  the matters that are not agreed upon shall be  governed  by the rules of the Center for Public  Resources.  Throughout  the  process,  the  parties may request interim decisions from the panel on any discovery disputes or disputes regarding  procedure,  by providing written notice (or, if such is not practical given the exigent nature of a dispute,  by telephonic  notice) to its party-arbitrator,  who shall  promptly  communicate  the nature of the  dispute to the other two (2)  arbitrators.
The panel  shall  decide all such  disputes  as  promptly  as  practicable,  and may require the parties to submit written  briefs on any such  disputes.  The panel's  decision on any such dispute  shall be binding and final.  In no event,  however,  unless the parties  agree to the  contrary,  shall either party be restricted to taking fewer than two (2)  depositions.  Moreover,  in any event,  unless the parties agree to the  contrary,  either party may move for  dismissal  through  summary  judgment or for failure to state a claim  pursuant to the  standards of the
Federal Rules of Civil  Procedure and the arbitrator  shall decide such motion(s)  promptly and in accordance with the relevant  Federal Rule of Civil Procedure and standards and case law applicable  thereto.  Following the close of the  arbitration  hearing no  additional  evidence  may be  submitted  unless  requested  by the panel.  In its deliberations,  the panel shall attempt,  to the extent possible,  to reach unanimous  agreement on the award. The award  shall  not  provide  for an award of  attorneys'  fees,  unless  otherwise  agreed  to by the  parties.  If unanimous  agreement  cannot be reached,  the award shall be issued by a majority of the members of the panel. The award may be enforced by any court of competent  jurisdiction.  Each party shall be responsible  for  compensating its party-arbitrator and for one-half the compensation of the neutral arbitrator.

                                                [Signature page follows.]

        The parties hereby agree to all of the above terms and signify their agreement by their signatures or, in the case of the Company, the signatures of their duly authorized representatives below.

       By executing this Agreement,  Executive and  Company hereby certify,  represent and warrant that they have read this Separation Agreement, General Release of All Claims and Covenant Not to Sue and  understands all of its terms and specifically agrees to each of its terms.

        Signed in duplicate originals as of the date this 18th day of November, 2002.

EXECUTIVE                                                   COMPANY

/s/ William W. Compton                                      /s/ Christopher Munday
William W. Compton                                          Christopher Munday
                                                            President
Address:                                                    Tropical Sportswear Int'l
7225 Mobley Road                                            Corporation
Odessa, Florida  33556

                                                            /s/ Christopher Munday
                                                            Christopher Munday
                                                            President
                                                            Savane International Corp.